EXHIBIT 10.1


                  AMENDMENT NUMBER ONE TO EMPLOYMENT AGREEMENT



                          NICHOLS RESEARCH CORPORATION

                                       AND

                                CHARLES A. LEADER




                              Dated: March 1, 1999


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                  AMENDMENT NUMBER ONE TO EMPLOYMENT AGREEMENT


         THIS AMENDMENT NUMBER ONE TO EMPLOYMENT AGREEMENT dated October 26, 1998 (the "Employment Agreement"), is entered into on this the 1st day of March, 1999, by NICHOLS RESEARCH CORPORATION (the Company") and CHARLES A. LEADER ("Employee"). Unless otherwise defined, capitalized terms used herein shall have the meaning ascribed to such terms in the Employment Agreement.

                              W I T N E S S E T H:

         WHEREAS, Nichols TXEN Corporation, a wholly-owned subsidiary of the Company, filed a Form S-1 Registration Statement with the Securities and Exchange Commission on January 22, 1999, to register 2,500,000 shares of its $.01 par value common stock in an initial public stock offering (the "IPO"); and

         WHEREAS, the Employment Agreement provides that Employee would be issued a stock option to purchase shares of Nichols TXEN Corporation common stock pursuant to the Nichols TXEN Corporation 1998 Stock Option Plan which option would be converted to a stock option to purchase shares of the Company's common stock if the IPO was not completed within four months of the date of the Employment Agreement (the "Conversion Period"); and

         WHEREAS, it is not anticipated that the IPO will be completed within the Conversion Period; and

         WHEREAS, the Company and the Employee desire to revise the Employment Agreement to extend the Conversion Period.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the undersigned parties do hereby amend the Employment Agreement as follows:

                  1. The sixth sentence of Section 4(c) of the Employment Agreement is hereby revised to delete the phrase "within four months of the date of this Agreement" and to substitute in its place the phrase "before September 1, 1999." Except as amended above, the Employment Agreement shall remain in full force and effect according to its terms and conditions.


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         IN WITNESS WHEREOF,  the parties have hereunto  executed this Amendment
Number One to Employment Agreement on the date and year first above written.


                                   NICHOLS RESEARCH CORPORATION


                                    By:Michael J. Mruz
                                       ----------------------------------------
                                       Michael J. Mruz, Chief Executive Officer



                                       Charles A. Leader, Employee
                                       -----------------------------------------
                                       Charles A. Leader, Employee